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                                                      Total Number of Pages: 5
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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  June 7, 1999
                                                  ---------------
                          Centura Software Corporation
              --------------------------------------------------
              (Exact name of registrant as specified in charter)



   CALIFORNIA                      0-21010                  94-2874178
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(State or other jurisdiction       (Commission           (IRS Employer
     of incorporation)             File Number)        Identification No.)


  975 ISLAND DRIVE, REDWOOD SHORES, CALIFORNIA                    94065
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (650) 596-3400
                                                    --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Exhibit Index located on page 3

Item 2. Acquisition or Disposition of Assets

On June 7, 1999, Centura Software Corporation ("Centura") completed the acquisition of Raima Corporation ("Raima") pursuant to the terms of the Agreement and Plan of Reorganization dated March 15, 1999 (the "Merger Agreement") among Centura Software Corporation, a Delaware corporation, Centura Subsidiary Corporation, a Delaware corporation and a wholly-owned subsidiary of Centura ("Subsidiary"), and Raima, a Washington corporation.

Subsidiary merged with and into Raima, (the "Merger") effective as of June 7, 1999. Each share of Raima common stock was converted into the right to receive 0.7428 of a share of Centura common stock plus cash in the amount of $.05.

The Merger Agreement is incorporated herein by reference from Centura's Form S-4 dated May 4, 1999 and is listed herein as
Exhibit 2.1 A copy of Centura's press release announcing the effectiveness of the Merger is incorporated herein by reference and included as Exhibit 99, herein. The foregoing description of such documents is qualified in its entirety by reference to such Exhibits.

Item 7. Financial Statement and Exhibits

                (a)(1)  Financial Statements relating to Raima
                        will be filed by amendment to this Form 8-K not later than 60 days after this Report on Form 8-K must be filed.

                (a)(2)  Accountants' report will be filed by
                        amendment to this Form 8-K not later than 60 days after this Report on Form 8-K must be filed.

                (b)(1) Pro Forma Condensed Financial Information will be filed by amendment to this Form 8-K not later than 60 days after this Report on Form 8-K must be filed.

                (c)     See attached Exhibit Index.

EXHIBIT INDEX


Number  Exhibit

2.1  Agreement and Plan of Reorganization dated as of March
     15, 1999 among Centura Software Corporation, Centura
     Subsidiary Corporation and Raima Corporation (filed as and incorporated herein by reference).

99   Press Release dated June 7, 1999.



SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        CENTURA SOFTWARE CORPORATION



        By      /s/ John W. Bowman
                John W. Bowman,
                Executive Vice President,
                Finance and Operations and
                Chief Financial Officer

Dated:  June 15, 1999

































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                                   EXHIBIT INDEX

EXHIBIT
NUMBER              DOCUMENT DESCRIPTION
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  99.1   Press Release dated June 7, 1999